EXHIBIT 10.73

                        SETTLEMENT AGREEMENT AND RELEASE


     THIS SETTLEMENT AGREEMENT AND RELEASE ("Agreement") is entered into among Smart Choice Automotive Group, Inc., First Choice Auto Finance, Inc., First Choice Stuart 2, Inc., Jack Winters Enterprises, Inc., Jack Winters, F. Craig Clements, Killgore Pearlman P.A. and Mark L. Ornstein:

                                    RECITALS

     1. First Choice Auto Finance, Inc. entered into an Asset Purchase Agreement on or about December 19, 1996, for certain assets of Jack Winters Enterprises, Inc. used in its operation of a retail automobile dealership for Volvo automobiles and other consumer vehicles.

     2. Jack Winters Enterprises, Inc., Jack Winters and F. Craig Clements and First Choice Auto Finance, Inc. entered into a Management Agreement on March 27, 1997.

     3. First Choice Auto Finance, Inc. assigned some of the rights and obligations of the December 19, 1996 Asset Purchase Agreement to First Choice Stuart 2, Inc.

     4. Smart Choice Automotive Group, Inc. is the parent company of First Choice Auto Finance, Inc. and First Choice Stuart 2, Inc.

     5. Jack Winters and F. Craig Clements are the shareholders of Jack Winters Enterprises, Inc.

     6. Mark L. Ornstein and his law firm, Killgore Pearlman, P.A., were the attorneys for Jack Winters Enterprises and its' shareholders in regard to the transaction contemplated by the December 19, 1996 Asset Purchase Agreement. Mark
L. Ornstein and Killgore Pearlman provided limited assistance to Smart Choice Automotive Group, Inc, First Choice Auto Finance, Inc. and First Choice Stuart 2, Inc. in preparing dealer applications with the full knowledge and consent of all parties involved.

     7. The transaction contemplated by the December 19, 1996 Asset Purchase Agreement closed on August 21, 1997.

     8. Amongst other consideration, Jack Winters Enterprises, Inc. and/or Jack Winters and/or F. Craig Clements received 18,362 shares of Smart Choice Automotive Group, Inc. stock and a Promissory Note from First Choice Auto Finance, Inc. in the principal amount of $900,000 due and payable on 16 February 1998.

     9. Smart Choice Automotive Group, Inc., First Choice Auto Finance, Inc. and First Choice Stuart 2, Inc. have raised defenses to the Promissory Note described in paragraph 8.

     10. Jack Winters Enterprises, Inc., Jack Winters and F. Craig Clements deny that any defense to the Promissory Note described in paragraph 8 exists.

     11. Smart Choice Automotive Group, Inc., First Choice Auto Finance, Inc. and First Choice Stuart 2, Inc. have alleged that a confidential attorney/client relationship existed with Mark L. Ornstein and Killgore Pearlman P.A. and was breached, causing undisclosed damages.

     12. Mark L. Ornstein and Killgore Pearlman P.A. deny that a confidential attorney/client relationship existed or was breached with Smart Choice Automotive Group, Inc., First Choice Auto Finance, Inc. and First Choice Stuart 2, Inc. and maintain that they are owed fees for services rendered.

     13. The parties desire to resolve any and all claims that may exist between them, including but not limited to those arising out of the transaction contemplated by the December 19, 1996 Asset Purchase Agreement, the March 27, 1997 Management Agreement, and the alleged relationship between Mark L. Ornstein and Killgore Pearlman P.A. and Smart Choice Automotive Group, Inc., First Choice Auto Finance, Inc. and First Choice Stuart 2, Inc..

                                    AGREEMENT

     In consideration of the mutual promises and releases set forth below and other valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Jack Winters Enterprises, Inc., Jack Winters and F. Craig Clements will return the $900,000 Promissory Note executed by First Choice Auto Finance, Inc. marked "Canceled" in exchange for three new Promissory Notes. These three Promissory Notes will be as follows:

     a. Note 1. First Choice Auto Finance, Inc. will promise to pay to Jack Winters Enterprises, Inc., Jack Winters and F. Craig Clements the principal sum of $300,000, together with interest at 6% on or before February 16, 1998;

     b. Note 2. First Choice Auto Finance, Inc. will promise to pay to Jack Winters Enterprises, Inc., Jack Winters and F. Craig Clements the principal sum of $200,000, together with interest at 6% on or before May 16, 1998;

     c. Note 3. First Choice Auto Finance, Inc. will promise to pay to Jack Winters Enterprises, Inc., Jack Winters and F. Craig Clements the principal sum of $100,000, together with interest at 6% on or before September 16, 1998.

     Smart Choice Automotive Group, Inc., First Choice Auto Finance, Inc., and First Choice Stuart 2, Inc. acknowledge by execution of this Release that no defenses will exist as to payment of these Promissory Notes. Further, should First Choice Auto Finance, Inc. fail to timely satisfy any Promissory Note when due, all other outstanding Promissory Notes will be accelerated and become due.

     2. Jack Winters Enterprises, Inc., Jack Winters and F. Craig Clements will cause to be returned to Smart Choice Automotive Group, Inc. on February 16, 1998, upon payment of the first Promissory Note referenced hereinabove the 18,362 shares of stock tendered at closing and bearing Certificate Number SC0247.

     3. First Choice Stuart 2, Inc. and First Choice Auto Finance, Inc. will cooperate with Clement-Winters Group, Inc. in its efforts to sell the property described as 4205 South Federal Highway, Stuart, Florida 34997. Said actions will include, but will not be limited, to:

     a. Providing Clements-Winters Group, Inc. and its Buyer with a Certificate of Insurance issued to First Choice Stuart 2, Inc., naming Buyer as an additional insured and providing coverage as set forth in the current Lease of the property with First Choice Stuart 2, Inc. by February 4, 1998;

     b. Providing Clements-Winters Group, Inc. with an estoppel certificate from First Choice Stuart 2, Inc. setting forth the current status of the Lease by February 4, 1998 in a form approved by counsel for Clements-Winters Group, Inc.;

     c. Providing Clements-Winters Group, Inc. with a letter advising that First Choice Stuart 2, Inc. will not be exercising its option to purchase the lease premises by February 4, 1998.

     4. Smart Choice Automotive Group, Inc. and/or First Choice Auto Finance, Inc. and/or First Choice Stuart 2, Inc. will immediately bring the Reyna Financial Corporation lease payments current and will assume said lease, removing Jack Winters Enterprises, Inc., Jack Winters and F. Craig Clements from all obligations under said lease.

     5. Mark L. Ornstein and the law firm of Killgore Pearlman P.A. will waive right to all outstanding invoices directed to Smart Choice Automotive Group, Inc. in exchange for the releases set forth in this Agreement.

                           RELEASE OF LIABILITY CLAIMS

     6. For and in consideration, the receipt and sufficiency of which is hereby acknowledged, Smart Choice Automotive Group, Inc., First Choice Auto Finance, Inc., First Choice Stuart 2, Inc., their subsidiaries, parent companies, holding companies, and their respective officers, directors, employees, assigns, heirs and representatives, do hereby fully, finally and completely release Jack Winters Enterprises, Inc., Clements-Winters Group, Inc., Jack Winters, F. Craig Clements, and their officers, directors, employees, assigns, heirs and representatives from any and all claims, damages and causes of action, whether known or unknown, whether accrued or not; it being the purpose hereof to forever release and lay to rest all rights, claims and benefits which they may have or have had against said parties from the beginning of time to this date without limitation or qualification.

     7. For and in consideration, the receipt and sufficiency of which is hereby acknowledged, Smart Choice Automotive Group, Inc., First Choice Auto Finance, Inc., First Choice Stuart 2, Inc., their subsidiaries, parent companies, holding companies, and their respective officers, directors, employees, assigns, heirs and representatives, do hereby fully, finally and completely release Killgore Pearlman, P.A. and Mark L. Ornstein, and their officers, directors, employees, assigns, heirs and representatives from any and all claims, conflict, damages and causes of action, whether known or unknown, whether accrued or not; it being the purpose hereof to forever release and lay to rest all rights, claims and benefits which they may have or have had against said parties from the beginning of time to this date without limitation or qualification. Smart Choice Automotive Group, Inc., First Choice Auto Finance, Inc. and First Choice Stuart 2, Inc. specifically warrant that they have reviewed this Release with their attorney, Michael S. Hacker.

     For and in consideration, the receipt and sufficiency of which is hereby acknowledged, Jack Winters Enterprises, Inc., Jack Winters, F. Craig Clements, Killgore Pearlman, P.A., Mark L. Ornstein, and their respective officers, directors, employees, assigns, heirs and representatives, do hereby fully, finally and completely release Smart Choice Automotive Group, Inc., First Choice Auto Finance, Inc., First Choice Stuart 2, Inc., their subsidiaries, parent companies, holding companies, and their officers, directors, employees, assigns, heirs and representatives from any and all claims, damages and causes of action, whether known or unknown, whether accrued or not; it being the purpose hereof to forever release and lay to rest all rights, claims and benefits which they may have or have had against said parties from the beginning of time to this date without limitation. Notwithstanding the foregoing, nothing in this Agreement is meant to release Smart Choice Automotive Group, Inc., First Choice Auto Finance, Inc. and First Choice Stuart 2, Inc. from the obligations pursuant to the Lease referenced in paragraph 3 of the Agreement section and the lease guaranty and obligations under the Reyna lease and the Promissory Notes executed with this Agreement and referenced in paragraph 1 of the Agreement section.

                  COMPLETE AGREEMENT/SUBSEQUENT MODIFICATIONS

     8. This Agreement constitutes the complete agreement of the parties. No verbal representations made prior to or contemporaneously with this agreement are enforceable against any party hereto unless such representations are included herein. The terms of this agreement may be altered or amended, in whole or in part, only upon written consent of all the parties to this agreement. No oral agreement may modify any term of this agreement.

                                  SEVERABILITY

     9. In the event that any portion of this agreement is found to be unenforceable for any reason whatsoever, the unenforceable provision shall be considered to be severable, and the remainder of this agreement shall continue in full force and effect.

                                 ATTORNEYS' FEES

     10. The parties shall each bear their own attorneys' fees and costs arising from this agreement and the matters referred to herein. Any party successfully bringing an action to enforce this Agreement shall be entitled to its reasonable attorneys' fees and cost.

                  REPRESENTATION OF UNDERSTANDING OF AGREEMENT

     11. In entering into this Agreement, the parties are represented by an attorney(s) of his/its own choice. The parties represent and warrant that he/it has read all the terms of this Agreement and that he/it fully understands and voluntarily accepts these terms.

                                    EXECUTION

     12. This Agreement may be executed in counterparts with the same force and effect as if all signatures appeared on one documents.

                                     WAIVER

     13. No waiver of any of the terms of this Agreement shall constitute a waiver of any other terms, whether or not similar, nor shall any waiver be a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver. Any party may waiver any provisions of this Agreement intended for its benefit, but such waiver shall in no way excuse the other party from the performance of any of its other obligations under this Agreement.

                                  GOVERNING LAW

     14. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

         Dated this 30th day of January, 1998.

                                   Smart Choice Automotive Group, Inc.


                                   By:  /s/ Gary R. Smith  1-30-98
                                   -------------------------------
                                   President

                                   First Choice Auto Finance, Inc.



                                   By: /s/ Gary R. Smith   1-30-98
                                   -------------------------------
                                   President

                                   First Choice Stuart 2, Inc.



                                   By: /s/ Gary R. Smith   1-30-98
                                   -------------------------------
                                   President



                                   /s/ Michael S. Hacker
                                   ---------------------
                                   Michael S. Hacker, Counsel for
                                   Smart Choice Automotive Group,  Inc.,
                                   First Choice Auto Finance, Inc., and
                                   First Choice Stuart 2, Inc.


                                   Jack Winters Enterprises, Inc.


                                   By: /s/ Jack Winters
                                   --------------------
                                   President

                                   /s/ Jack Winters
                                   ----------------
                                   Jack Winters

                                   /s/ F. Craig Clements
                                   ---------------------
                                   F. Craig Clements


                                   /s/ Mark L. Ornstein
                                   --------------------
                                   Mark L. Ornstein, Counsel for
                                   Jack Winters Enterprises, Inc.,
                                   Jack Winters and F. Craig Clements

                                   KILLGORE PEARLMAN, P.A.



                                   By:
                                   President


                                   /s/ Mark L. Ornstein
                                   --------------------
                                   Mark L. Ornstein